Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On February 13, 2014, M/A-COM Technology Solutions Holdings, Inc., through its wholly-owned subsidiary, M/A-COM Technology Solutions Inc. (collectively, MACOM), completed the acquisition (the Acquisition) of Nitronex, LLC, a developer of gallium nitride (GaN) based semiconductors headquartered in North Carolina.

MACOM completed the Acquisition through a cash payment of $26.1 million for all of the outstanding membership interests of Nitronex, LLC. MACOM funded the Acquisition through the use of available cash and borrowings under its revolving credit facility.

On June 25, 2012, GaAs Labs, LLC (GaAs Labs) acquired Nitronex Corporation, which subsequently converted to a limited liability company and changed its name to Nitronex LLC (the Company or Nitronex). GaAs Labs is a stockholder in MACOM and GaAs Labs, Nitronex and MACOM were all under common control from June 25, 2012 through February 13, 2014.

The following unaudited pro forma condensed combined financial statements (Unaudited Pro Forma Financial Information) are presented to illustrate the effects of the Acquisition on MACOM’s historical financial position and results of operations and have been prepared to illustrate the effect of the Acquisition and for informational purposes only. The Unaudited Pro Forma Financial Information is based upon the historical financial statements and notes thereto of MACOM and Nitronex and should be read in conjunction with the:

•	historical financial statements and the accompanying notes of MACOM included in MACOM’s Annual Report on Form 10-K for the fiscal year ended September 27, 2013;

•	historical financial statements and the accompanying notes of MACOM included in MACOM’s Quarterly Report on Form 10-Q for the three months ended January 3, 2014; and

•	historical financial statements and the accompanying notes of Nitronex for the year ended December 31, 2013 included elsewhere herein.

The Acquisition is being accounted for in accordance with the requirements for combinations of entities under common control whereby the historical consolidated financial statements of MACOM and Nitronex will be presented as combined in a manner similar to a pooling-of-interests to include the results of operations of each business since the earliest date of common control, June 25, 2012. All financial statements for the periods from June 25, 2012 through February 13, 2014 will be combined using the historical financial amounts of each entity prior to the combination.

The following unaudited pro forma condensed combined statements of operations for the fiscal years ended September 28, 2012 and September 27, 2013 and the three months ended January 3, 2014 (Unaudited Pro Forma Statements of Operations) has been prepared assuming combined operations from the earliest date of common control, June 25, 2012, and assuming the Acquisition had been completed at the beginning of the most recent fiscal year. The unaudited pro forma condensed combined balance sheet as of January 3, 2014 (Unaudited Pro Forma Balance Sheet) has been prepared assuming the Acquisition had been completed on January 3, 2014. For the purposes of presenting the Unaudited Pro Forma Balance Sheet, the Nitronex balance sheet as of December 31, 2013 included elsewhere herein has been used. The Unaudited Pro Forma Financial Information has been further adjusted with respect to certain aspects of the Acquisition to reflect:

•	the purchase price and costs incurred in the Acquisition;

•	additional indebtedness from borrowing under MACOM’s revolving credit facility and related incremental interest expense incurred in connection with the Acquisition; and

•	income tax effects of the Acquisition.

The Unaudited Pro Forma Financial Information was prepared in accordance with the requirements of common control business combinations under accounting principles generally accepted in the United States (US GAAP) and the regulations of the United States Securities and Exchange Commission (SEC), and is not necessarily indicative of the financial position or results of operations that would have occurred if the Acquisition had been completed on the dates indicated, nor is it necessarily indicative of the consolidated future operating results or financial position of MACOM. Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in connection with the Unaudited Pro Forma Financial Information.

The Unaudited Pro Forma Financial Information does not reflect events that may occur after the Acquisition, including, but not limited to, the anticipated realization of ongoing savings from operating synergies. It also does not give effect to certain one-time charges MACOM expects to incur in connection with the Acquisition, including, but not limited to, restructuring charges that are expected to be incurred to facilitate ongoing cost savings and synergies.

M/A-COM Technology Solutions Holdings, Inc.

Unaudited Pro Forma Condensed Combined Balance Sheet

As of January 3, 2014

(in thousands)

	M/A-COM Technology Solutions Holdings, Inc.	Nitronex, LLC	Pro Forma Acquisition Adjustments	Notes (See Note 6)	Pro Forma Combined
ASSETS
Current assets:
Cash and cash equivalents	$66,420	$48	$(1,080)	(a)	$65,388
Accounts receivable, net	66,468	644	—		67,112
Inventories	88,687	966	—		89,653
Prepaid expenses and other	22,862	53	—		22,915
Deferred income taxes	10,421	—	—		10,421

Total current assets	254,858	1,711	(1,080)		255,489
Property, plant and equipment, net	47,353	1,135	—		48,488
Goodwill	14,697	2,760	—		17,457
Intangible assets, net	165,359	6,609	—		171,968
Deferred income taxes	64,499	—	6,160	(b)	70,659
Other assets	20,930	—	—		20,930

Total assets	$567,696	$12,215	$5,080		$584,991

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:					—
Notes payable	$6,960	$—	$—		$6,960
Accounts payable	36,622	852	986	(c)	38,460
Accrued liabilities	40,547	582	—		41,129
Deferred revenue	9,280	330	—		9,610

Total current liabilities	93,409	1,764	986		96,159
Long-term debt	220,000	—	25,000	(d)	245,000
Warrant liability	10,591	—	—		10,591
Other long-term liabilities	8,353	456	—		8,809

Total liabilities	332,353	2,220	25,986		360,559
Stockholders’ equity:
Preferred stock	—	—			—
Common stock	47	—	—		47
Accumulated other comprehensive loss	(122)	—	—		(122)
Additional paid-in capital and member’s capital	362,672	24,180	(19,920)	(b)(e)	366,932
Treasury stock	(330)	—	—		(330)
Accumulated deficit	(126,924)	(14,185)	(986)	(c)	(142,095)

Total stockholders’ equity	235,343	9,995	(20,906)		224,432

Total liabilities and stockholders’ equity	$567,696	$12,215	$5,080		$584,991

See accompanying notes to unaudited pro forma condensed combined financial information.

M/A-COM Technology Solutions Holdings, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended September 27, 2013

(in thousands, expect per share amounts)

	M/A-COM Technology Solutions Holdings, Inc.	Nitronex, LLC	Pro Forma Acquisition Adjustments	Notes (See Note 6)	Pro Forma Combined
Revenue	$318,718	$4,353	$—		$323,071
Cost of revenue	179,019	7,639	—		186,658

Gross profit	139,699	(3,286)	—		136,413
Operating expenses:
Research and development	40,631	3,957	—		44,588
Selling, general and administrative	50,242	1,762	—		52,004
Litigation settlement	7,250	—	—		7,250
Contingent consideration	(577)	—	—		(577)
Restructuring charges	950	110	—		1,060

Total operating expenses	98,496	5,829	—		104,325
Income (loss) from operations	41,203	(9,115)	—		32,088
Other (expense) income:
Warrant liability (expense) gain	(4,312)	—	—		(4,312)
Interest expense	(817)	—	(575)	(f)	(1,392)
Other income	372	—	—		372

Other (expense) income, net	(4,757)	—	(575)		(5,332)
Income (loss) before income taxes	36,446	(9,115)	(575)		26,756
Income tax provision	9,135	—	(201)	(g)	8,934

Income (loss) from continuing operations	$27,311	$(9,115)	$(374)		$17,822

Net income per share:
Net income from continuing operations — basic	$0.59				$0.39

Net income from continuing operations — diluted	$0.58				$0.38

Shares used:
Basic	45,916				45,916

Diluted	47,137				47,137

See accompanying notes to unaudited pro forma condensed combined financial information.

M/A-COM Technology Solutions Holdings, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Year Ended September 28, 2012

(in thousands, expect per share amounts)

	M/A-COM Technology Solutions Holdings, Inc.	Nitronex, LLC	Pro Forma Acquisition Adjustments	Notes (See Note 6)	Pro Forma Combined
Revenue	$302,203	$1,133	$—		$303,336
Cost of revenue	167,301	1,912	—		169,213

Gross profit	134,902	(779)	—		134,123
Operating expenses:
Research and development	35,817	935	—		36,752
Selling, general and administrative	44,754	934	—		45,688
Contingent consideration	(3,922)	—	—		(3,922)
Restructuring charges	1,862	—	—		1,862

Total operating expenses	78,511	1,869	—		80,380
Income (loss) from operations	56,391	(2,648)	—		53,743
Other (expense) income:
Warrant liability (expense) gain	3,175	—	—		3,175
Class B conversion liability expense	(44,119)	—	—		(44,119)
Interest expense	(695)	—			(695)
Other income	185	—	—		185

Other (expense) income, net	(41,454)	—	—		(41,454)
Income (loss) before income taxes	14,937	(2,648)	—		12,289
Income tax provision	15,953	—			15,953

Loss from continuing operations	$(1,016)	$(2,648)	$—		$(3,664)

Net loss per share:
Net loss from continuing operations — basic	$(0.15)				$(0.25)

Net loss from continuing operations — diluted	$(0.15)				$(0.25)

Shares used:
Basic	24,758				24,758

Diluted	24,758				24,758

See accompanying notes to unaudited pro forma condensed combined financial information.

M/A-COM Technology Solutions Holdings, Inc.

Unaudited Pro Forma Condensed Combined Statement of Operations

For the Three Months Ended January 3, 2014

(in thousands, expect per share amounts)

	M/A-COM Technology Solutions Holdings, Inc.	Nitronex, LLC	Pro Forma Acquisition Adjustments	Notes (See Note 6)	Pro Forma Combined
Revenue	$83,468	$686	$—		$84,154
Cost of revenue	46,803	1,629	—		48,432

Gross profit	36,665	(943)	—		35,722
Operating expenses:
Research and development	11,445	985	—		12,430
Selling, general and administrative	18,889	494	—		19,383
Restructuring charges	13,090	—	—		13,090

Total operating expenses	43,424	1,479	—		44,903
Loss from operations	(6,759)	(2,422)	—		(9,181)
Other (expense) income:
Warrant liability (expense) gain	1,282	—	—		1,282
Interest expense	(586)	—	(144)	(f)	(730)
Other income	78	—	—		78

Other (expense) income, net	774	—	(144)		630
Loss before income taxes	(5,985)	(2,422)	(144)		(8,551)
Income tax provision	(1,591)	—	(50)	(g)	(1,641)

Loss from continuing operations	$(4,394)	$(2,422)	$(94)		$(6,910)

Net loss per share:
Net loss from continuing operations — basic	$(0.09)				$(0.15)

Net loss from continuing operations — diluted	$(0.09)				$(0.15)

Shares used:
Basic	46,517				46,517

Diluted	46,517				46,517

See accompanying notes to unaudited pro forma condensed combined financial information.

M/A-COM TECHNOLOGY SOLUTIONS HOLDINGS, INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED COMBINED

FINANCIAL INFORMATION

1. DESCRIPTION OF ACQUISITION

On February 13, 2014 (Acquisition Date), M/A-COM Technology Solutions Holdings, Inc., through its wholly-owned subsidiary M/A-COM Technology Solutions Inc. (collectively, MACOM), completed the acquisition of Nitronex, LLC (Nitronex Acquisition), whereby MACOM paid cash of $26.1 million for all of the outstanding membership interests of Nitronex, LLC, which includes $3.9 million held on account by a third-party escrow agent pending any claims by MACOM in connection with general representation matters made by the seller in the sale. The escrow agreement expires in August 2015, at which point if no claims are made, all amounts will be paid to the seller. MACOM funded the Nitronex Acquisition through the use of available cash and borrowings of $25.0 million under its revolving credit facility.

2. BASIS OF PRESENTATION

On June 25, 2012, GaAs Labs, LLC (GaAs Labs) acquired Nitronex Corporation, which subsequently converted to a limited liability company and changed its name to Nitronex LLC (the Company or Nitronex). GaAs Labs is a stockholder in MACOM and GaAs Labs, Nitronex and MACOM were under control of a common stockholder from June 25, 2012 through February 13, 2014.

The Acquisition is being accounted for in accordance with the requirements for combinations of entities under common control whereby the historical consolidated financial statements of MACOM and Nitronex will be presented as combined in a manner similar to a pooling-of-interests to include the results of operations of each business since the date of common control, June 25, 2012. All periods from June 25, 2012 will be combined using historical amounts.

Total acquisition-related transaction costs incurred by MACOM were $1.0 million. These costs were incurred after January 3, 2014 and are reflected in the Unaudited Pro Forma Balance Sheet as of January 3, 2014 as an adjustment to accounts payable and retained earnings and are excluded from the Unaudited Pro Forma Statements of Operations.

The Unaudited Pro Forma Financial Information does not reflect ongoing cost savings or synergies that MACOM expects to achieve as a result of the Acquisition or the costs necessary to achieve these costs savings or synergies.

The historical balance sheets of both MACOM and Nitronex used to create the Unaudited Pro Forma Balance Sheet are as of January 3, 2014 and December 31, 2013, respectively.

Certain reclassifications have been made to the historical presentation of MACOM and Nitronex results to conform to the presentation used in the Unaudited Pro Forma Financial Information.

MACOM and Nitronex had no material intra-company transactions prior to the Acquisition.

3. SIGNIFICANT ACCOUNTING POLICIES

Based upon MACOM’s review of Nitronex’s summary of significant accounting policies disclosed in Nitronex’s historical financial statements and discussions with Nitronex management, the nature and amount of any adjustments to the historical financial statements of Nitronex to conform its accounting policies to those of MACOM are not expected to be material. Further review of Nitronex’s accounting policies and financial statements may result in required revisions to Nitronex’s policies and classifications to conform to MACOM’s.

4. DEBT OBLIGATIONS

MACOM has a revolving credit facility of up to $300.0 million that matures in September 2018. Borrowings under the revolving credit facility bear either a variable interest rate equal to (i) the greater of the lender’s prime rate, the federal funds effective rate plus 0.5%, or an adjusted LIBOR plus 1.0%, in each case plus either an additional 1.00%, 1.25% or 1.50%, subject to certain conditions, or (ii) an adjusted LIBOR rate plus either 2.00%, 2.25% or 2.50%, subject to certain conditions. To partially fund the Acquisition, MACOM drew down $25.0 million of indebtedness on its revolving credit facility in February 2014. This $25.0 million borrowing has been reflected in the accompanying Unaudited Pro Forma Balance Sheet and the Unaudited Pro Forma Statements of Operations reflect incremental interest expense relating to the borrowings.

5. INCOME TAXES

From June 25, 2012 through the Acquisition Date, Nitronex elected, for U.S. income tax purposes, to be taxed as a limited-liability corporation. As such, federal and state income taxes were the responsibility of the member and no provision for income taxes were recorded in the Nitronex historical financial statements. MACOM’s taxable basis in the assets acquired exceed the historical book basis, which has given rise to a deferred tax asset of $6.2 million as of the Acquisition Date. Because the MACOM and Nitronex historical financial statements are being combined as entities under common control, the deferred tax asset resulting in this basis difference is recorded with a corresponding increase to additional paid-in capital in the accompanying Unaudited Pro Forma Balance Sheet.

For purposes of the Unaudited Pro Forma Financial Information, the United States federal statutory tax rate of 35% has been used for all periods presented. This rate does not reflect MACOM’s effective tax rate, which includes other tax items, such as state and foreign taxes, as well as other tax charges or benefits, and does not take into account any historical or possible future tax events that may impact the combined company.

6. UNAUDITED PRO FORMA ADJUSTMENTS

The following is a summary of the adjustments made to the unaudited pro forma financial information and should be read in conjunction with Notes 1 through 5 above.

(a)	Reflects a reduction of cash to partially fund the Acquisition.

(b)	To reflect a net deferred income tax asset relating to the difference between book and tax bases of Nitronex’s net assets as of the Acquisition Date, with a corresponding increase to additional paid-in capital.

(c)	To record the direct Acquisition costs incurred by MACOM subsequent to January 3, 2014 as an increase in accounts payable and an increase in accumulated deficit.

(d)	To reflect the borrowing of $25.0 million to partially fund the Acquisition.

(e)	To reflect the payment of $26.1 million to GaAs Labs as a reduction in additional paid-in capital.

(f)	To reflect incremental interest expense at net 2.3% annual rate on the additional borrowings to partially fund the Acquisition.

(g)	To reflect the pro forma adjustments at the U.S. Federal statutory tax rate of 35%.